United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2010

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

The Registrant, FNB Bancorp is filing this Amendment No.1 to current report on form 8-K to include the number of broker nonvotes per director which had been omitted previously.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FNB Bancorp was held on May 19, 2010. The meeting included three proposals:

a)	Election of Directors to serve for the year 2010.
b)	An advisory vote on executive compensation.
c)	The reappointment of Moss Adams LLP to serve as independent auditors for the fiscal year of 2010.

The results of the voting is attached to this report as Exhibit 99.88  and is incorporated here be reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

          99.88     Results of voting at the Annual Meeting of FNB Bancorp Shareholders held on May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)
Dated: May 21, 2010.	By:	/s/ Dave A. Curtis
Dave A. Curtis
Senior Vice President and
Chief Financial Officer